UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012

FREEZE TAG, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54267	20-4532392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 W. Main Street, 2nd Floor
Tustin, California
(Address of principal executive offices)  (zip code)

(714) 210-3850
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

Partial Conversion of Convertible Promissory Note

On February 2, 2012, Asher Enterprises, Inc. converted $1,500 principal amount of an 8% Convertible Promissory Note into 1,807,229 shares of our common stock.

Common Stock

On March 2, 2012, we issued 3,000,000 shares of our common stock, restricted in accordance with Rule 144, to Crucible Capital Group, Inc. for services pursuant to a letter agreement dated February 29, 2012.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the investor was accredited and sophisticated, familiar with our operations, and there was no solicitation.

Section 9 – Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

10.1         Letter Agreement with Crucible Capital, Inc. dated February 29, 2012

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeze Tag, Inc.

Dated: March 8, 2012	By:	/s/ Craig Holland
Craig Holland
President and Chief Executive Officer

3